UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 9, 2019

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	QUMU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 4 and 6 through 9 are not applicable and therefore omitted.
ITEM 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 9, 2019, Qumu Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). Of the 9,765,392 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting on the March 21, 2019 record date, 7,839,983 shares, or approximately 80.3%, were present at the Annual Meeting either in person or by proxy.
The following describes the matters considered by the Company’s shareholders at the Annual Meeting, as well as the results of the votes cast at the meeting:

1.	To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Withhold	Broker Non-Vote
Vern Hanzlik	4,279,140	752,296	2,808,547
Robert F. Olson	4,280,840	750,596	2,808,547
Neil E. Cox	4,911,871	119,565	2,808,547
Daniel R. Fishback	4,280,140	751,296	2,808,547
Kenan Lucas	4,842,651	188,785	2,808,547

Thomas F. Madison was withdrawn as a nominee following his death on April 10, 2019, reducing the number of nominees for election at the Annual Meeting from six to the five stated above.

2.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Vote
4,231,669	798,441	1,326	2,808,547

3.	To ratify and approve the appointment of RSM US LLP as the independent registered public accounting firm for Qumu Corporation for the year ending December 31, 2019.

For	Against	Abstain	Broker Non-Vote
7,746,364	68,494	25,125	—

As a result, each nominee was elected as a director of the Company and each other proposal was approved at the Annual Meeting.

Additionally, the Governance Committee recommended and the Board of Directors approved the composition of the standing committees of the Board of Directors to be as follows effective immediately following the election of directors at the Annual Meeting:

Audit Committee Kenan Lucas, Chair Neil E. Cox Daniel R. Fishback	Compensation Committee Daniel R. Fishback, Chair Neil E. Cox Robert F. Olson	Governance Committee Neil E. Cox, Chair Kenan Lucas Robert F. Olson

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: May 14, 2019